ING MUTUAL FUNDS

ING Diversified International Fund

ING SERIES FUND, INC.

ING Global Target Payment Fund

Supplement dated September 30, 2011, to the current Prospectuses for the above-named Funds (“Funds”)

Effective September 30, 2011, the section entitled “Key Information about the Underlying Funds” of the Funds’ Prospectuses is amended to include the following paragraphs:

Underlying Fund: ING Emerging Markets Equity Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Delaware Management Company and J.P. Morgan Investment Management Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The fund may also lend portfolio securities on a short-term or long-term basis, up to 331/3% of its total assets.

Main Risks: Company, convertible securities, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

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